PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free (866) 796-6899 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

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Huntington Mortgage Securities Fund

A portfolio of The Huntington Funds

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2014

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholder of Huntington Mortgage Securities Fund, a portfolio of The Huntington Funds (the “Trust”), hereby designates and appoints Jay S. Fitton and Tiffany Franklin, each having full power to act alone and of substitution, as proxies to act at the Special Meeting of Shareholders (the "Special Meeting") to be held on May 16, 2014 at 2960 North Meridian Street, Indianapolis, IN, at 10:00 a.m. (Eastern Time), and at any adjournment thereof. The attorneys named are authorized to vote all the shares held of record by the undersigned on the record date in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 796-6899. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 16, 2014. The proxy statement for this meeting is available at: proxyonline.com/docs/huntingtonproxy.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PROXY CARD

HUNTINGTON MORTGAGE SECURITIES FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. NOTE: Please sign this proxy exactly as your name appears on this Proxy. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

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SIGNATURE (AND TITLE IF APPLICABLE) DATE

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SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF HUNTINGTON MORTGAGE SECURITIES FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]